                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to
         Section 240.14a-12

                            VAN KAMPEN EXCHANGE FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ No Fee Required
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     / / Fee paid previously with preliminary materials.

 VAN KAMPEN INVESTMENTS                                                 MAY 2008

  IMPORTANT NOTICE TO VAN KAMPEN
  EXCHANGE FUND PARTNERS
--------------------------------------------------------------------------------
  QUESTIONS & ANSWERS

Although we recommend that you read the complete Proxy Statement, we have provided for your convenience a brief overview of the issues to be voted on.

Q. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. This is the Annual Meeting of Partners. You are being asked to vote on a proposal to elect ten nominees for Managing General Partners.

Q. WILL MY VOTE MAKE A DIFFERENCE?

A. Yes, your vote is important and will make a difference. We encourage all Partners to participate in the governance of their Fund.

Q. HOW DO THE MANAGING GENERAL PARTNERS OF THE FUND SUGGEST THAT I VOTE?

A. They recommend that you vote "For All" of the nominees on the enclosed proxy card.

Q. HOW DO I VOTE MY PROXY?

A. You may cast your vote by mail, phone or internet. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote via phone or internet, please refer to the instructions found on the proxy card accompanying this Proxy Statement. To vote by phone or internet, you will need the "control number" that appears on the proxy card.

Q. WHOM DO I CALL IF I HAVE QUESTIONS?

A. Please call Van Kampen's Client Relations Department at 1-800-341-2929 or visit our web site at www.vankampen.com, where you can send us an e-mail message by selecting "Contact Us".

(VAN KAMPEN INVESTMENTS LOGO)

  ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

ELECTION OF MANAGING GENERAL PARTNERS - mark "FOR ALL," "WITHHOLD" or "FOR ALL EXCEPT."

To withhold authority to vote for one or more nominees, check "FOR ALL EXCEPT" and write the nominee's name on the line below.

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

[ ]  PLEASE MARK                                            PROXY
 X   VOTES AS IN
     THIS EXAMPLE

                            VAN KAMPEN EXCHANGE FUND
                           ANNUAL MEETING OF PARTNERS
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXX

                                             FOR ALL
                          FOR ALL  WITHHOLD  EXCEPT
     To vote to elect         [ ]    [ ]       [ ]
     ten Managing
     General Partners to
     serve until their
     respective
     successors are duly
     elected and
     qualified:

XXXXXXXXX, XXXXXXXXX, XXXXXXXXX

     To withhold authority to vote for one or more
     nominee check "For All Except" and write the
     nominee's name on the line below.
     ----------------------------------

Please be sure to sign and date this Proxy, Date

Partner sign here       Co-owner sign here

 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                   SAMPLE

                            VAN KAMPEN EXCHANGE FUND

                        A CALIFORNIA LIMITED PARTNERSHIP

                                522 FIFTH AVENUE
                            NEW YORK, NEW YORK 10036
                                 (800) 341-2929

                          NOTICE OF ANNUAL MEETING OF
                                    PARTNERS

                            TO BE HELD JUNE 18, 2008

  Notice is hereby given to the Partners of the Van Kampen Exchange Fund, a California limited partnership ("Fund"), that the Annual Meeting of Partners (the "Meeting") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 18, 2008 at 10:30 a.m. for the following purposes:

    1. To elect ten Managing General Partners, each to serve until the next annual meeting of Partners or until a successor is elected and qualified.

    2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

  Partners of record at the close of business on April 23, 2008 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                              By Order of the Managing General Partners



                              Lou Anne McInnis,
                              Assistant Secretary

May 8, 2008

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT TO ANY PARTNER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING 1-800-341-2929 OR BY WRITING TO THE FUND AT 1 PARKVIEW PLAZA - SUITE 100, P.O. BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

  PARTNERS OF THE FUND ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN THE PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

  The Managing General Partners recommend that you cast your vote:

  - FOR ALL of the nominees for Managing General Partner listed in the Proxy Statement.

                            YOUR VOTE IS IMPORTANT.
                    PLEASE RETURN YOUR PROXY CARD OR RECORD
                     YOUR VOTING INSTRUCTIONS BY TELEPHONE
                          OR VIA THE INTERNET PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                                PROXY STATEMENT

                            VAN KAMPEN EXCHANGE FUND

                        A CALIFORNIA LIMITED PARTNERSHIP

                                522 FIFTH AVENUE
                            NEW YORK, NEW YORK 10036
                                 (800) 341-2929

                           ANNUAL MEETING OF PARTNERS

                                 JUNE 18, 2008

------------------------------------------------------------------------------
                                  INTRODUCTION
------------------------------------------------------------------------------

  This Proxy Statement is furnished in connection with the solicitation by the Managing General Partners of Van Kampen Exchange Fund, a California limited partnership (the "Fund"), of proxies to be voted at the Annual Meeting of Partners, and all adjournments thereof (the "Meeting"), to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 18, 2008 at 10:30 a.m. The approximate mailing date of this Proxy Statement and accompanying form of proxy is May 15, 2008.

  Participating in the Meeting are holders of units of partnership interest (collectively, the "Shares") of the Fund. The purpose of the Meeting is to permit the holders of the Fund's Shares to elect ten Managing General Partners.

  The Managing General Partners have fixed the close of business on April 23, 2008 as the record date (the "Record Date") for the determination of holders of Shares of the Fund entitled to vote at the Meeting. Partners of the Fund on the Record Date are entitled to one vote per Share with respect to any proposal submitted to the Partners of the Fund for each Share of the Fund then held, with no Share having cumulative voting rights.

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT TO ANY PARTNER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING (800) 341-2929 OR BY WRITING TO THE FUND AT 1 PARKVIEW PLAZA - SUITE 100, P.O. BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

  At the close of business on April 23, 2008, there were issued and outstanding 164,832 Shares of the Fund.

VOTING

  With respect to the election of Managing General Partners, those persons receiving the highest number of votes "For," cast at a meeting at which a quorum is present in person or by proxy, up to the number of Managing General Partners proposed to be elected, shall be elected as Managing General Partners to serve until the next annual meeting of Partners or until their successors are elected and qualified.

  The Managing General Partners recommend that you cast your vote "FOR ALL" of the nominees for Managing General Partner of the Fund listed in the Proxy Statement.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "For" the proposal as to which they are entitled to be voted. A Partner who abstains from voting on any or all matters will be deemed present at the Meeting for quorum purposes, but will not be deemed to have voted on the particular matter (or matters) as to which the Partner has abstained. Similarly, in the event a nominee (such as a brokerage firm) holding shares for beneficial owners indicates that instructions have not been received from the beneficial owners and the nominee does not exercise discretionary authority (a so-called "broker non-vote"), the Shares held by the nominee will be deemed present at the Meeting for quorum purposes but will not be deemed to have voted on the particular matter (or matters) as to which the nominee has not voted. With respect to the election of Managing General Partners, abstentions and broker non-votes are disregarded since only votes "For" are considered in determining those persons receiving the highest number of votes "For." A majority of the outstanding Shares must be present in person or by proxy to have a quorum to conduct business at the Meeting.

  Partners who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, by recording later dated voting instructions via the internet or automated telephone or by attending the Meeting and voting in person.

  The Fund knows of no business other than the election of Managing General Partners that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, proxies (including abstentions and non-votes) would be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of Partners based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of affirmative votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

INVESTMENT ADVISER

  Van Kampen Asset Management serves as investment adviser to the Fund (the "Adviser"). The principal address of the Adviser is 522 Fifth Avenue, New York, New York 10036. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is one of the nation's largest investment management companies, with more than $104 billion in assets under management or supervision as of March 31, 2008. Van Kampen is a wholly owned subsidiary of Morgan Stanley.

OTHER SERVICE PROVIDERS

  The Fund has entered into an accounting services agreement with the Adviser. The Fund has entered into an employment agreement with John Sullivan and Morgan Stanley pursuant to which Mr. Sullivan, an employee of Morgan Stanley, serves as Chief Compliance Officer of the Fund and other Van Kampen funds. The principal business address of Mr. Sullivan is 1 Parkview Plaza - Suite 100, Oakbrook Terrace, IL 60181. The principal business address of Morgan Stanley is 522 Fifth Avenue, New York, New York 10036. The Fund has entered into a transfer agency agreement with Van Kampen Investor Services Inc. ("Investor Services") pursuant to which Investor Services provides transfer agency and dividend disbursing services for the Fund. The principal business address of Investor Services is P.O. Box 219286, Kansas City, Missouri 64121-9286.

------------------------------------------------------------------------------
               PROPOSAL 1: ELECTION OF MANAGING GENERAL PARTNERS
------------------------------------------------------------------------------

NOMINATION OF MANAGING GENERAL PARTNERS

  Ten Managing General Partners are to be elected, each to serve until the next annual meeting of Partners or until a successor is elected and qualified. If an incumbent Managing General Partner is not reelected, he/she shall be deemed to have withdrawn from the partnership as a Managing General Partner under the terms of the partnership agreement. At the time of his/her election, each Managing General Partner was required to acquire Shares of the Fund having a net asset value of at least $5,000 on or before his or her admission as a Managing General Partner.

          INFORMATION REGARDING MANAGING GENERAL PARTNERS AND NOMINEES

                    FOR ELECTION AS MANAGING GENERAL PARTNER

The business and affairs of the Fund are managed under the direction of the Fund's Managing General Partners. The tables below list the incumbent Managing General Partners, their principal occupations during the last five years, other directorships held by them and their affiliations, if any, with Van Kampen Investments, the Adviser, Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Proxy Statement. Managing General Partners serve one year terms or until their successors are duly elected and qualified. All nominees have consented to being named in this Proxy Statement and have agreed to serve if elected.

INCUMBENT INDEPENDENT MANAGING GENERAL PARTNERS:

                                                                                               NUMBER OF
                                                                                             FUNDS IN FUND
                                            TERM OF                                             COMPLEX
                                           OFFICE AND                                         OVERSEEN BY
                              POSITION(S)  LENGTH OF                                           MANAGING
 NAME, AGE AND ADDRESS         HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  GENERAL
 OF MANAGING GENERAL PARTNER     FUND        SERVED    DURING PAST 5 YEARS                      PARTNER
 David C. Arch (62)           Managing     Managing    Chairman and Chief Executive Officer       74
 Blistex Inc.                 General      General     of Blistex Inc., a consumer health
 1800 Swift Drive             Partner      Partner     care products manufacturer.
 Oak Brook, IL 60523                       since 1998


                              OTHER DIRECTORSHIPS
 NAME, AGE AND ADDRESS        HELD BY MANAGING
 OF MANAGING GENERAL PARTNER  GENERAL PARTNER
 David C. Arch (62)           Trustee/Director/Managing General
 Blistex Inc.                 Partner of funds in the Fund
 1800 Swift Drive             Complex. Director of the Heartland
 Oak Brook, IL 60523          Alliance, a nonprofit organization
                              serving human needs based in
                              Chicago. Board member of the
                              Illinois Manufacturers'
                              Association. Member of the Board
                              of Visitors, Institute for the
                              Humanities, University of
                              Michigan.

                                                                                               NUMBER OF
                                                                                             FUNDS IN FUND
                                            TERM OF                                             COMPLEX
                                           OFFICE AND                                         OVERSEEN BY
                              POSITION(S)  LENGTH OF                                           MANAGING
 NAME, AGE AND ADDRESS         HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  GENERAL
 OF MANAGING GENERAL PARTNER     FUND        SERVED    DURING PAST 5 YEARS                      PARTNER



 Jerry D. Choate (69)         Managing     Managing    Prior to January 1999, Chairman and        74
 33971 Selva Road             General      General     Chief Executive Officer of the
 Suite 130                    Partner      Partner     Allstate Corporation ("Allstate") and
 Dana Point, CA 92629                      since 2003  Allstate Insurance Company. Prior to
                                                       January 1995, President and Chief
                                                       Executive Officer of Allstate. Prior
                                                       to August 1994, various management
                                                       positions at Allstate.
 Rod Dammeyer (67)            Managing     Managing    President of CAC, L.L.C., a private        74
 CAC, L.L.C.                  General      General     company offering capital investment
 4350 LaJolla Village Drive   Partner      Partner     and management advisory services.
 Suite 980                                 since 1998
 San Diego, CA 92122-6223
 Linda Hutton Heagy+ (59)     Managing     Managing    Prior to February 2008, Managing           74
 4939 South Greenwood         General      General     Partner of Heidrick & Struggles, an
 Chicago, IL 60615            Partner      Partner     international executive search firm.
                                           since 2003  Prior to 1997, Partner of Ray &
                                                       Berndtson, Inc., an executive
                                                       recruiting firm. Prior to 1995,
                                                       Executive Vice President of ABN AMRO,
                                                       N.A., a bank holding company. Prior
                                                       to 1990, Executive Vice President of
                                                       The Exchange National Bank.


                              OTHER DIRECTORSHIPS
 NAME, AGE AND ADDRESS        HELD BY MANAGING
 OF MANAGING GENERAL PARTNER  GENERAL PARTNER



 Jerry D. Choate (69)         Trustee/Director/Managing General
 33971 Selva Road             Partner of funds in the Fund
 Suite 130                    Complex. Director of Amgen Inc., a
 Dana Point, CA 92629         biotechnological company, and
                              Valero Energy Corporation, an
                              independent refining company.
 Rod Dammeyer (67)            Trustee/Director/Managing General
 CAC, L.L.C.                  Partner of funds in the Fund
 4350 LaJolla Village Drive   Complex. Director of Quidel
 Suite 980                    Corporation, Stericycle, Inc. and
 San Diego, CA 92122-6223     Trustee of The Scripps Research
                              Institute. Prior to February 2008,
                              Director of Ventana Medical
                              Systems, Inc. Prior to April 2007,
                              Director of GATX Corporation.
                              Prior to April 2004, Director of
                              TheraSense, Inc. Prior to January
                              2004, Director of TeleTech
                              Holdings Inc. and Arris Group,
                              Inc.
 Linda Hutton Heagy+ (59)     Trustee/Director/Managing General
 4939 South Greenwood         Partner of funds in the Fund
 Chicago, IL 60615            Complex. Trustee on the University
                              of Chicago Medical Center Board,
                              Vice Chair of the Board of the
                              YMCA of Metropolitan Chicago and a
                              member of the Women's Board of the
                              University of Chicago.

                                                                                               NUMBER OF
                                                                                             FUNDS IN FUND
                                            TERM OF                                             COMPLEX
                                           OFFICE AND                                         OVERSEEN BY
                              POSITION(S)  LENGTH OF                                           MANAGING
 NAME, AGE AND ADDRESS         HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  GENERAL
 OF MANAGING GENERAL PARTNER     FUND        SERVED    DURING PAST 5 YEARS                      PARTNER



 R. Craig Kennedy (56)        Managing     Managing    Director and President of the German       74
 1744 R Street, N.W.          General      General     Marshall Fund of the United States,
 Washington, D.C. 20009       Partner      Partner     an independent U.S. foundation
                                           since 2003  created to deepen understanding,
                                                       promote collaboration and stimulate
                                                       exchanges of practical experience
                                                       between Americans and Europeans.
                                                       Formerly, advisor to the Dennis
                                                       Trading Group Inc., a managed futures
                                                       and option company that invests money
                                                       for individuals and institutions.
                                                       Prior to 1992, President and Chief
                                                       Executive Officer, Director and
                                                       member of the Investment Committee of
                                                       the Joyce Foundation, a private
                                                       foundation.



 Howard J Kerr (72)           Managing     Managing    Prior to 1998, President and Chief         74
 14 Huron Trace               General      General     Executive Officer of Pocklington
 Galena, IL 61036             Partner      Partner     Corporation, Inc., an investment
                                           since 1998  holding company.


                              OTHER DIRECTORSHIPS
 NAME, AGE AND ADDRESS        HELD BY MANAGING
 OF MANAGING GENERAL PARTNER  GENERAL PARTNER



 R. Craig Kennedy (56)        Trustee/Director/Managing General
 1744 R Street, N.W.          Partner of funds in the Fund
 Washington, D.C. 20009       Complex. Director of First Solar,
                              Inc.




 Howard J Kerr (72)           Trustee/Director/Managing General
 14 Huron Trace               Partner of funds in the Fund
 Galena, IL 61036             Complex. Director of the Lake
                              Forest Bank & Trust. Director of
                              the Marrow Foundation.

                                                                                               NUMBER OF
                                                                                             FUNDS IN FUND
                                            TERM OF                                             COMPLEX
                                           OFFICE AND                                         OVERSEEN BY
                              POSITION(S)  LENGTH OF                                           MANAGING
 NAME, AGE AND ADDRESS         HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  GENERAL
 OF MANAGING GENERAL PARTNER     FUND        SERVED    DURING PAST 5 YEARS                      PARTNER



 Jack E. Nelson (72)          Managing     Managing    President of Nelson Investment             74
 423 Country Club Drive       General      General     Planning Services, Inc., a financial
 Winter Park, FL 32789        Partner      Partner     planning company and registered
                                           since 2003  investment adviser in the State of
                                                       Florida. President of Nelson Ivest
                                                       Brokerage Services Inc., a member of
                                                       the Financial Industry Regulatory
                                                       Authority, Securities Investors
                                                       Protection Corp. and the Municipal
                                                       Securities Rulemaking Board.
                                                       President of Nelson Sales and
                                                       Services Corporation, a marketing and
                                                       services company to support
                                                       affiliated companies.



 Hugo F. Sonnenschein (67)    Managing     Managing    President Emeritus and Honorary            74
 1126 E. 59th Street          General      General     Trustee of the University of Chicago
 Chicago, IL 60637            Partner      Partner     and the Adam Smith Distinguished
                                           since 1998  Service Professor in the Department
                                                       of Economics at the University of
                                                       Chicago. Prior to July 2000,
                                                       President of the University of
                                                       Chicago.


                              OTHER DIRECTORSHIPS
 NAME, AGE AND ADDRESS        HELD BY MANAGING
 OF MANAGING GENERAL PARTNER  GENERAL PARTNER



 Jack E. Nelson (72)          Trustee/Director/Managing General
 423 Country Club Drive       Partner of funds in the Fund
 Winter Park, FL 32789        Complex.




 Hugo F. Sonnenschein (67)    Trustee/Director/Managing General
 1126 E. 59th Street          Partner of funds in the Fund
 Chicago, IL 60637            Complex. Trustee of the University
                              of Rochester and a member of its
                              investment committee. Member of
                              the National Academy of Sciences,
                              the American Philosophical Society
                              and a fellow of the American
                              Academy of Arts and Sciences.

                                                                                               NUMBER OF
                                                                                             FUNDS IN FUND
                                            TERM OF                                             COMPLEX
                                           OFFICE AND                                         OVERSEEN BY
                              POSITION(S)  LENGTH OF                                           MANAGING
 NAME, AGE AND ADDRESS         HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  GENERAL
 OF MANAGING GENERAL PARTNER     FUND        SERVED    DURING PAST 5 YEARS                      PARTNER



 Suzanne H. Woolsey, Ph.D.    Managing     Managing    Chief Communications Officer of the        74
 (66)                         General      General     National Academy of Sciences/National
 815 Cumberstone Road         Partner      Partner     Research Council, an independent,
 Harwood, MD 20776                         since 2003  federally chartered policy
                                                       institution, from 2001 to November
                                                       2003 and Chief Operating Officer from
                                                       1993 to 2001. Prior to 1993,
                                                       Executive Director of the Commission
                                                       on Behavioral and Social Sciences and
                                                       Education at the National Academy of
                                                       Sciences/National Research Council.
                                                       From 1980 through 1989, Partner of
                                                       Coopers & Lybrand.


                              OTHER DIRECTORSHIPS
 NAME, AGE AND ADDRESS        HELD BY MANAGING
 OF MANAGING GENERAL PARTNER  GENERAL PARTNER



 Suzanne H. Woolsey, Ph.D.    Trustee/Director/Managing General
 (66)                         Partner of funds in the Fund
 815 Cumberstone Road         Complex. Director of Fluor Corp.,
 Harwood, MD 20776            an engineering, procurement and
                              construction organization, since
                              January 2004. Director of
                              Intelligent Medical Devices, Inc.,
                              a symptom based diagnostic tool
                              for physicians and clinical labs.
                              Director of the Institute for
                              Defense Analyses, a federally
                              funded research and development
                              center, Director of the German
                              Marshall Fund of the United
                              States, Director of the Rocky
                              Mountain Institute and Trustee of
                              California Institute of Technology
                              and the Colorado College.

INCUMBENT INTERESTED MANAGING GENERAL PARTNER:

                                                                                                                NUMBER OF
                                                                                                              FUNDS IN FUND
                                            TERM OF                                                              COMPLEX
                                           OFFICE AND                                                          OVERSEEN BY
                              POSITION(S)  LENGTH OF                                                            MANAGING
 NAME, AGE AND ADDRESS         HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                                   GENERAL
 OF MANAGING GENERAL PARTNER     FUND        SERVED    DURING PAST 5 YEARS                                       PARTNER






 Wayne W. Whalen* (68)        Managing     Managing    Partner in the law firm of Skadden, Arps, Slate,            74
 333 West Wacker Drive        General      General     Meagher & Flom LLP, legal counsel to certain funds in
 Chicago, IL 60606            Partner      Partner     the Fund Complex.
                                           since 1998


                              OTHER DIRECTORSHIPS
 NAME, AGE AND ADDRESS        HELD BY MANAGING
 OF MANAGING GENERAL PARTNER  GENERAL PARTNER






 Wayne W. Whalen* (68)        Trustee/Director/
 333 West Wacker Drive        Managing General
 Chicago, IL 60606            Partner of funds in
                              the Fund Complex.
                              Director of the
                              Abraham Lincoln
                              Presidential
                              Foundation.

---------------
+ As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been unrelated to Van Kampen's or Morgan Stanley's asset management businesses and have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.
* Mr. Whalen is an interested person of funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

REMUNERATION OF MANAGING GENERAL PARTNERS

  The compensation of the Managing General Partners who are affiliated persons (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Adviser or Van Kampen is paid by the respective affiliated entity. The funds in the Fund Complex, including the Fund, pay each Managing General Partner who is not an affiliated person of the Adviser or Van Kampen an annual retainer and meeting fees. Each fund in the Fund Complex, other than the Fund, offers a retirement plan to trustees who are not affiliated persons of the Adviser or Van Kampen. Under the retirement plan of each fund, each eligible trustee who has at least ten years of service for a fund (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60 is eligible to receive a retirement benefit from such fund equal to $2,500 for each of the ten years following such trustee's retirement. Under certain conditions, reduced benefits are available for early retirement. Each fund in the Fund Complex, other than the Fund, offers deferred compensation arrangements to trustees who are not affiliated persons of the Adviser or Van Kampen. Under the deferred compensation plan of each fund, each eligible trustee can elect to defer receipt of all or a portion of the fees earned by such trustee until such trustee's retirement. The deferred compensation earns a rate of return determined by reference to funds in the Fund Complex selected by the trustee. The deferred compensation plans are not funded and obligations thereunder represent general unsecured claims against the general assets of the funds.

  Additional information on compensation and benefits for Managing General Partners is set forth below. As indicated in the notes accompanying the table, the amounts relate to the Fund's most recent fiscal year ended December 31, 2007, the Fund Complex's most recently completed calendar year ended December 31, 2007 or the date of this Proxy Statement.

                            2007 COMPENSATION TABLE

                                                                FUND COMPLEX
                                              ------------------------------------------------
                                                 AGGREGATE
                                                 PENSION OR                          TOTAL
                                                 RETIREMENT        AGGREGATE     COMPENSATION
                                AGGREGATE         BENEFITS         ESTIMATED        BEFORE
                               COMPENSATION       ACCRUED           ANNUAL       DEFERRAL FROM
                                 FROM THE        AS PART OF      BENEFITS UPON       FUND
            NAME                 FUND(1)      FUND EXPENSES(2)   RETIREMENT(3)    COMPLEX(4)
            ----               ------------   ----------------   -------------   -------------
INDEPENDENT MANAGING GENERAL
  PARTNERS:
David C. Arch................      341            $ 35,484         $105,000        $208,601
Jerry D. Choate..............      313              98,609          105,000         191,268
Rod Dammeyer.................      341              69,017          105,000         208,601
Linda Hutton Heagy...........      341              27,389          105,000         208,601
R. Craig Kennedy.............      341              19,200          105,000         208,601
Howard J Kerr................      341             146,670          145,000         208,601
Jack E. Nelson...............      341             121,944          105,000         208,601
Hugo F. Sonnenschein.........      341              69,608          105,000         208,601
Suzanne H. Woolsey...........      341              62,697          105,000         208,601
INTERESTED MANAGING GENERAL
  PARTNER:
Wayne W. Whalen..............      341              72,695          105,000         208,601

(1) The amounts shown in this column are the aggregate compensation from the Fund to each Managing General Partner for the Fund's fiscal year ended December 31, 2007.

(2) The funds in the Fund Complex, other than the Fund, have adopted retirement plans for trustees who are not affiliated persons of the Adviser or Van Kampen. The amounts shown in this column represent the sum of the estimated pension or retirement benefit accruals expected to be accrued by such funds for their respective fiscal years ended in 2007.

(3) The funds in the Fund Complex, other than the Fund, have adopted retirement plans for trustees who are not affiliated persons of the Adviser or Van Kampen. The amounts shown in this column represent the sum of the estimated annual benefits payable each year by the current (i.e., as of the date of this Proxy Statement) funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement.

(4) The amounts shown in this column are accumulated from the aggregate compensation of the operating investment companies in the Fund Complex for the calendar year ended December 31, 2007 before deferral under any deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

SHARE OWNERSHIP OF MANAGING GENERAL PARTNERS

  As of April 23, 2008, each Managing General Partner of the Fund beneficially owned equity securities of the Fund and of all of the funds in the Fund Complex overseen by such Managing General Partner/Trustee/Director in the dollar range amounts specified below:

                     INDEPENDENT MANAGING GENERAL PARTNERS

                                                               AGGREGATE DOLLAR RANGE
                                                                OF EQUITY SECURITIES
                                                               IN ALL FUNDS OVERSEEN
                                   DOLLAR RANGE OF                BY THE MANAGING
                                  EQUITY SECURITIES       GENERAL PARTNER/TRUSTEE/DIRECTOR
                                     IN THE FUND                IN THE FUND COMPLEX
David C. Arch                      $10,001 - $50,000            Over $100,000
Jerry D. Choate                         $1 - $10,000          $10,001 - $50,000
Rod Dammeyer                       $10,001 - $50,000            Over $100,000
Linda Hutton Heagy                      $1 - $10,000         $50,001 - $100,000
R. Craig Kennedy                        $1 - $10,000            Over $100,000
Howard J Kerr                      $10,001 - $50,000          $10,001 - $50,000
Jack E. Nelson                          $1 - $10,000            $1 - $10,000
Hugo F. Sonnenschein               $10,001 - $50,000          $10,001 - $50,000
Suzanne H. Woolsey                      $1 - $10,000            Over $100,000

                      INTERESTED MANAGING GENERAL PARTNER

                                                               AGGREGATE DOLLAR RANGE
                                                                OF EQUITY SECURITIES
                                                               IN ALL FUNDS OVERSEEN
                                   DOLLAR RANGE OF                BY THE MANAGING
                                  EQUITY SECURITIES       GENERAL PARTNER/TRUSTEE/DIRECTOR
                                     IN THE FUND                IN THE FUND COMPLEX
Wayne W. Whalen                    $10,001 - $50,000            Over $100,000

  As of April 23, 2008, the officers and Managing General Partners owned less than 1% of the outstanding Shares of the Fund.

BOARD COMMITTEES AND MEETINGS

  The Fund's Board of Managing General Partners has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Managing General Partners", which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and (2) are "independent" of the Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

  The Board's audit committee consists of Messrs. Choate, Dammeyer and Kennedy. In addition to being Independent Managing General Partners as defined above, each of these Managing General Partners also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board concerning the selection of the Fund's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Fund's annual audit and considers any comments which the independent registered public accounting firm may have regarding the Fund's financial statements, accounting records or internal controls. The Board has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The Fund's audit committee charter is available on Van Kampen's web site at www.vankampen.com. The audit committee has reviewed and discussed the financial statements of the Fund with management as well as with the independent registered public accounting firm of the Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm their independence. Based on this review, the audit committee recommended to the Board of the Fund that the Fund's audited financial statements be included in the Fund's annual report to shareholders for the most recent fiscal year for filing with the Securities and Exchange Commission (the "SEC"). Each member of the Fund's audit committee is deemed an audit committee expert.

  The Board's brokerage and services committee consists of Mesdames Heagy and Woolsey and Mr. Sonnenschein. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Van Kampen Investor Services.

  The Board's governance committee consists of Messrs. Arch, Kerr and Nelson. In addition to being Independent Managing General Partners as defined above, each of these Managing General Partners also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Managing General Partners on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Fund's governance committee charter, which includes the Fund's nominating policies, is available on Van Kampen's web site at www.vankampen.com. The Independent Managing General Partners of the Fund select and nominate any other nominee Independent Managing General Partners for the Fund. While the Independent Managing General Partners of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Managing General Partners as they deem appropriate, they will consider nominations from shareholders to the Board.

Nominations from shareholders should be in writing and sent to the Independent Managing General Partners as described below.

  During the Fund's last fiscal year, the Board held 10 meetings. During the Fund's last fiscal year, the audit committee of the Board held 6 meetings, the brokerage and services committee held 4 meetings and the governance committee held 4 meetings. During the Fund's last fiscal year, each Managing General Partner during the period such Managing General Partner served as such attended at least 75% of the meetings of the Board of Managing General Partners and all committee meetings thereof of which each Managing General Partner was a member.

SHAREHOLDER COMMUNICATIONS

  Shareholders may send communications to the Fund's Board of Managing General Partners. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for such Managing General Partner above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

--------------------------------------------------------------------------------

                               OTHER INFORMATION
--------------------------------------------------------------------------------

EXECUTIVE OFFICERS OF THE FUND

  The following information relates to the executive officers of the Fund. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Fund are appointed annually by the Managing General Partners and serve for one year or until their respective successors are chosen and qualified. The Fund's officers receive no compensation from the Fund but may also be officers of the Adviser or officers of affiliates of the Adviser and receive compensation in such capacities.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUNDS           SERVED    DURING PAST 5 YEARS

Ronald E. Robison (69)        President and       Officer     President of funds in the Fund Complex since September 2005
522 Fifth Avenue              Principal           since 2003  and Principal Executive Officer of funds in the Fund Complex
New York, NY 10036            Executive Officer               since May 2003. Managing Director of Van Kampen Advisors
                                                              Inc. since June 2003. Director of Investor Services since
                                                              September 2002. Director of the Adviser, Van Kampen
                                                              Investments and Van Kampen Exchange Corp. since January
                                                              2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                              & Co. Incorporated. Managing Director and Director of Morgan
                                                              Stanley Investment Management Inc. Chief Administrative
                                                              Officer, Managing Director and Director of Morgan Stanley
                                                              Investment Advisors Inc. and Morgan Stanley Services Company
                                                              Inc. Managing Director and Director of Morgan Stanley
                                                              Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                              Executive Officer and Director of Morgan Stanley Trust.
                                                              Executive Vice President and Principal Executive Officer of
                                                              the Institutional and Retail Morgan Stanley Funds. Director
                                                              of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                              Officer of Morgan Stanley Investment Management Inc. and
                                                              Executive Vice President of funds in the Fund Complex from
                                                              May 2003 to September 2005.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUNDS           SERVED    DURING PAST 5 YEARS

Dennis Shea (54)              Vice President      Officer     Managing Director of Morgan Stanley Investment Advisors
522 Fifth Avenue                                  since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10036                                            and Van Kampen Advisors Inc. Chief Investment
                                                              Officer -- Global Equity of the same entities since February
                                                              2006. Vice President of Morgan Stanley Institutional and
                                                              Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing
                                                              Director and Director of Global Equity Research at Morgan
                                                              Stanley from April 2000 to February 2006.

Amy R. Doberman (46)          Vice President      Officer     Managing Director and General Counsel -- U.S. Investment
522 Fifth Avenue                                  since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10036                                            Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                              the Adviser. Vice President of the Morgan Stanley
                                                              Institutional and Retail Funds since July 2004 and Vice
                                                              President of funds in the Fund Complex since August 2004.
                                                              Previously, Managing Director and General Counsel of
                                                              Americas, UBS Global Asset Management from July 2000 to July
                                                              2004 and General Counsel of Aeltus Investment Management,
                                                              Inc. from January 1997 to July 2000.

Stefanie V. Chang Yu (41)     Vice President and  Officer     Managing Director of Morgan Stanley Investment Management.
522 Fifth Avenue              Secretary           since 2003  Vice President and Secretary of funds in the Fund Complex.
New York, NY 10036

John L. Sullivan (52)         Chief Compliance    Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza - Suite 100  Officer             since 1996  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                    Director of Van Kampen Investments, the Adviser, Van Kampen
                                                              Advisors Inc. and certain other subsidiaries of Van Kampen
                                                              Investments, Vice President, Chief Financial Officer and
                                                              Treasurer of funds in the Fund Complex and head of Fund
                                                              Accounting for Morgan Stanley Investment Management Inc.
                                                              Prior to December 2002, Executive Director of Van Kampen
                                                              Investments, the Adviser and Van Kampen Advisors Inc.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUNDS           SERVED    DURING PAST 5 YEARS

Stuart N. Schuldt (46)        Chief Financial     Officer     Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza - Suite 100  Officer and         since 2007  Inc. since June 2007. Chief Financial Officer and Treasurer
Oakbrook Terrace, IL 60181    Treasurer                       of funds in the Fund Complex since June 2007. Prior to June
                                                              2007, Senior Vice President of Northern Trust Company,
                                                              Treasurer and Principal Financial Officer for Northern Trust
                                                              U.S. mutual fund complex.

SHAREHOLDER INFORMATION

  As of April 23, 2008, no person was known by the Fund to own beneficially 5% or more of the Fund's outstanding Shares except as follows:

                                                  AMOUNT OF      APPROXIMATE
NAME AND ADDRESS                               OWNERSHIP AS OF    PERCENTAGE
OF HOLDER                                      APRIL 23, 2008    OF OWNERSHIP
----------------                               ---------------   ------------
A Fletcher Sisk Jr.                                10,372            6.29%
3009 Larkspur Run
Williamsburg, VA 23185-3766

Comerica Bank Detroit &                            45,045           27.33%
  Edward Mardigian, Trustees
DTD 8/2/77 with Helen Mardigian Trust
P.O. Box 75000
Mail Code 3446
Detroit, MI 48275-0001

Gordon E. Moore & Betty I. Moore, Trustees         11,184            6.79%
FBO Gordon E. Moore & Betty I. Moore Trust
UA DTD 10-9-73
100 Canada Rd.
Woodside, CA 94062-4104

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  The Managing General Partners of the Fund, including a majority of the Managing General Partners who are not "interested persons" of the Fund (as defined by the 1940 Act), have selected Deloitte & Touche LLP ("D&T") as the independent registered public accounting firm to examine the financial statements for the current fiscal year of the Fund. The selection of D&T for the current fiscal year was recommended and approved by the Fund's audit committee and approved by the Fund's Managing General Partners. The Fund knows of no direct or indirect financial interest of D&T in the Fund.

AUDIT AND OTHER FEES

  The Fund and certain "covered entities" were billed the following amounts by D&T during the Fund's two most recent fiscal years.

FISCAL YEAR ENDED 2007

                                          VAN KAMPEN       COVERED
                                         EXCHANGE FUND   ENTITIES(1)
                                         -------------   -----------
Audit Fees.............................     $26,250            N/A
Non-Audit Fees

  Audit-Related Fees...................     $     0       $180,000(2)

  Tax Fees.............................     $ 1,600(3)    $      0
  All Other Fees.......................     $     0       $      0
Total Non-Audit Fees...................     $ 1,600       $180,000
Total..................................     $27,850       $180,000

FISCAL YEAR ENDED 2006

                                          VAN KAMPEN       COVERED
                                         EXCHANGE FUND   ENTITIES(1)
                                         -------------   -----------
Audit Fees.............................     $23,900            N/A
Non-Audit Fees

  Audit-Related Fees...................           0       $244,200(2)

  Tax Fees.............................     $ 1,600(3)    $      0
  All Other Fees.......................     $     0       $      0
Total Non-Audit Fees...................     $ 1,600       $244,200
Total..................................     $25,500       $244,200

---------------

N/A -- Not applicable.

(1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 report.

(3) Tax Fees represent tax compliance services provided in connection with the review of the Fund's tax returns.

  The audit committee of the Managing General Partners has considered whether the provision of non-audit services performed by D&T to the Fund and Covered Entities is compatible with maintaining D&T's independence in performing audit services. The audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. 100% of such services were pre-approved by the audit committee pursuant to the audit committee's pre-approval policies and procedures. The Fund's pre-approval policies and procedures are included in the Fund's audit committee charter, which is available on Van Kampen's web site at www.vankampen.com.

  It is not expected that representatives of D&T will attend the Meeting. In the event representatives of D&T do attend the Meeting, they will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

EXPENSES

  The Fund will bear the expense of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement.

  In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Fund, the Adviser and/or its affiliates. The Fund may also retain Computershare Fund Services, a professional solicitation firm to assist in proxy solicitation. The estimated cost of additional telephone solicitation by Computershare Fund Services is approximately $2,000.

PARTNER PROPOSALS

  To be considered for presentation at a Partners' meeting, rules promulgated by the SEC require that, among other things, a Partner's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Partner proposals intended to be presented at the year 2009 Annual Meeting of Partners for the Fund pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Fund at the Fund's principal address by January 14, 2009. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund's principal executive offices not later than March 30, 2009. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any Partner who wishes to submit proposals for consideration at a meeting of the Fund's Partners should send such proposal to the Fund at the principal executive offices of the Fund at 522 Fifth Avenue, New York, New York 10036, Attn: Van Kampen Asset Management General Counsel's Office.

GENERAL

  Management of the Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of Partners of the Fund entitled to be present and vote at the Meeting will be available at the offices of the Fund at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, for inspection by any Partner during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting for the Fund may necessitate adjournment and may subject the Fund to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          Lou Anne McInnis,
                                          Assistant Secretary

May 8, 2008

                                                         Van Kampen Funds Inc.
                                                  1 Parkview Plaza - Suite 100
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com
                                       Copyright (C)2008 Van Kampen Funds Inc.
                                       All rights reserved. Member FINRA/SIPC.
    (VAN KAMPEN INVESTMENTS LOGO)                                      EXCH 08

PROXY                                                                      PROXY

                            VAN KAMPEN EXCHANGE FUND
        NOTICE OF ANNUAL MEETING OF PARTNERS TO BE HELD ON JUNE 18, 2008

The undersigned holder of shares of Van Kampen Exchange Fund, a California limited partnership (the "Fund"), hereby appoints John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Partners to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on Wednesday, June 18, 2008 at 10:30 a.m., and at any adjournments thereof ("the Meeting"), and thereat to vote all Shares which the undersigned would be entitled to vote, with all the powers the undersigned would possess if personally present, in accordance with the following instructions. If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they may jointly (or if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGING GENERAL PARTNERS. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE PROPOSAL DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE UNDERSIGNED HEREBY ACKNOWLEDGE RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 18, 2008.

                                     VOTE VIA THE TELEPHONE: 1-866-241-6192
                                     VOTE VIA THE INTERNET: https://vote.proxy - direct.com

                                     999 9999 9999 999

                                     Please sign exactly as your name appears on this proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

                                     -----------------------------------------
                                     Signature


                                     -----------------------------------------
                                     Signature

                                                                         ,2008
                                     -----------------------------------------
                                     Dated                    VKE_18892_050208



                             YOUR VOTE IS IMPORTANT!

       PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY NO MATTER HOW
                              MANY SHARES YOU OWN

Authority to vote for the election as Managing General Partners, the nominees named below:

                                                                                               PLEASE MARK VOTES AS IN THIS
                                                                                               EXAMPLE:               [ X ]

01. David C. Arch          02. Jerry D. Choate    03. Rod Dammeyer
04. Linda Hutton Heagy     05. R. Craig Kennedy   06. Howard J Kerr
                           07. Jack E. Nelson
08. Hugo F. Sonnenschein   09. Wayne W. Whalen    10. Suzanne H. Woolsey                       FOR       WITHHOLD    FOR ALL
                                                                                                                     EXCEPT
To withhold authority to vote for any nominee(s) mark "For All Except" and write the
nominee name(s) on the line provided:                                                           [ ]         [ ]        [ ]


-----------------------------------------------------

             TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.